                                                                   Exhibit 10.14

                              RESIGNATION AGREEMENT
                              ---------------------

         This Resignation Agreement (the "Agreement") is made, entered into and effective as of the 25th day of January 2002, by and between FRESH AMERICA CORP., a Texas corporation (the "Company"), and GARY WIENER, an individual resident of the State of Texas ("Wiener").

                                    RECITALS

         WHEREAS, Wiener has been employed by the Company and desires to resign his employment with the Company, the Company accepts such resignation, and Wiener and the Company desire to provide herein the terms and conditions relating to such resignation; and

         WHEREAS, Wiener understands that signing this Agreement is an important legal act and acknowledges that the Company has advised him to consult an attorney before signing this Agreement and acknowledges that he has twenty-one
(21) days to consider the terms set forth in this Agreement; and

         WHEREAS, Wiener understands that for a period of seven (7) days following the signing of this Agreement he may revoke his acceptance of the offer by either delivering or mailing a written statement revoking his acceptance to Human Resources, Fresh America Corp., 1049 Avenue H East, Arlington, TX 76011 and this Agreement will not become effective. In the event Wiener revokes his acceptance of the offer, the Company shall have no obligation to provide any rights or benefits under this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and legal sufficiency which are hereby acknowledged, the Company and Wiener hereby agree as follows:

                                    ARTICLE 1
                                   RESIGNATION
                                   -----------

         Wiener hereby resigns as an employee of the Company effective at 5:00 p.m. on January 25, 2002 (the "Resignation Date"), and the Company hereby accepts such resignation. Wiener shall return all Company property in his possession to the Company on or before January 25, 2002, including but not limited to, all Company files and proprietary data in whatever form.

                                   ARTICLE 2
                 NON-SOLICITATION AND NON-COMPETITION COVENANTS
                 ----------------------------------------------

2.1      Non-Solicitation Covenant.
         --------------------------

         Wiener acknowledges that his employment with the Company was governed by an Employment Agreement dated October 5, 2001 (the "Employment Agreement"). Wiener acknowledges that he is subject to certain obligations as a result of entering into the Employment Agreement, including those contained in Article 4 of the Employment Agreement. Wiener hereby affirms that the obligations contained therein are reasonable in scope, are necessary to protect Company's goodwill and legitimate business interests, are not harmful to the public interest, and will not impose any undue hardship on him or affect his ability to earn a living or otherwise engage in any chosen occupation and career. Wiener also understands that the covenants contained therein are continuous in nature and do not terminate as a result of Wiener's resignation, except as specifically noted herein.

         In accordance with the terms of the Employment Agreement, Wiener agrees that for the period after employment up to and including the Non-Competition Termination Date, i.e., January 25, 2003, as defined in the Employment Agreement, he shall not directly or indirectly, solicit for hire any person then employed by Company or otherwise encourage any employee to leave the employ of Company, either on employee's own behalf or on behalf of another person or entity.

         Moreover, Wiener agrees that for the period after employment up to and including the Non-Competition Termination Date, i.e., January 25, 2003, he will not solicit business or be involved in the solicitation of business from any customers of Company within any region or locality in which the Company or such Affiliate is then doing business or marketing its products. It is agreed that this provision will not prevent Wiener on behalf of a new employer from attending a sales meeting in an operational capacity if a business relationship has been established between the new employer and a customer.

         Moreover, Wiener agrees to remain bound by the Confidentiality provision of the Employment Agreement.

2.2      Non-Competition Covenant.
         -------------------------

         The Company and Wiener hereby agree that Article 4 (b) of the Employment Agreement is excluded from the enforceable obligations of the parties noted herein, and that Wiener shall not be obligated to comply with said provision of the Employment Agreement.

                                   ARTICLE 3
                              CONSULTATION SERVICES
                              ---------------------

         Wiener shall, as requested from time to time by the Company, consult and advise regarding business matters of the Company, including, but not limited to, business plans, litigation matters, organizational development and any special projects as may be identified and defined by the Company and assist in the orderly transition of his duties and responsibilities to others as designated by the Company (collectively the "Services").

         Wiener agrees to perform Services as requested by Company, as mutually agreeable, provided such hours are reasonable and do not exceed forty (40) hours in a week. It is agreed that upon completion of the Severance payments set forth in Article 6, any request for Services will not unduly interfere with other employment Wiener has secured.

         For the performance of the Services specifically requested by the Company, the Company shall pay to Wiener $75.00 per hour. Wiener shall be reimbursed for expenses approved in advance and reasonably incurred in the performance of the Services. Wiener's requests for expense reimbursement should include appropriate and available receipts or other evidence of the expenses within thirty (30) days of incurring same.

         It is the intention of the parties hereto that in his performance of the Services, Wiener shall act as, and be deemed in all respects to be, an independent contractor and not an employee or agent of the Company or any of its Affiliates for any purpose. Wiener shall not be empowered to and shall not enter into any agreement or incur any obligations on behalf of the Company or any of its Affiliates, or commit the Company or any of its Affiliates in any manner, without the Company's prior written consent, and Wiener shall indemnify and hold the Company and its Affiliates harmless from and against any and all expenses, costs and damages which the Company or any of its Affiliates may incur as a result of any breach, or alleged breach, of this covenant.

                                   ARTICLE 4
                                    BENEFITS
                                   ---------

         It is agreed that Wiener shall not be eligible to participate in any employee benefit plan, program or policy sponsored by the Company or any Affiliate other than those, if any, specifically set forth in this Agreement. Accordingly, Wiener will not be eligible to participate in any employee welfare or pension benefit plans sponsored by the Company or any Affiliate except where Wiener is entitled to participate by virtue of his former employment, with the Company or any Affiliate. It is agreed as a former employee, Wiener will be entitled to eighteen (18) months of coverage under the Company's medical and dental plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA").

                                    ARTICLE 5
                                 CONFIDENTIALITY
                                 ---------------

5.1      Definition of Confidential Information
         --------------------------------------

         Confidential Information includes, but is not limited to, information that is used or processed by the Company or its Affiliates and: (1) is proprietary to, about or created by the Company or its Affiliates; (2) gives the Company or its Affiliates some competitive business advantage, the opportunity of obtaining such advantage, or disclosure of which might be detrimental to the interest of the Company or its Affiliates; or (3) is not typically disclosed by the Company or its Affiliates to, or known by, persons who are not employed by the Company or its Affiliates.

5.2      Confidentiality and Nondisclosure Covenant
         ------------------------------------------

         Wiener understands and agrees that he has and may continue to acquire information of a proprietary and/or confidential nature relating to the business of the Company and its Affiliates. Wiener hereby expressly agrees to maintain in strictest confidence and not to use in any way (including without limitation in any future business relationship of Wiener), publish, disclose or authorize anyone else to use, publish or disclose in any way, any proprietary, confidential or other non-public information or document of any kind relating in any manner to the business or affairs of the Company and its Affiliates. Wiener agrees further not to retain any figures, calculations, letters, documents, lists, papers, or copies thereof, which embody confidential and/or proprietary information of the Company and its Affiliates, and to return, prior to Wiener's resignation date, any such information in Wiener's possession. If Wiener discovers, or comes into possession of, any such information after his termination date, he shall promptly return it to the Company.


                                    ARTICLE 6
                                    SEVERANCE
                                    ---------

         In consideration for the waiver and release contained herein (Article
7), the Company agrees to pay Wiener severance in the amount of $53,334.00, less all withholding and other applicable taxes, (the "Severance"). The Severance will be paid on a bi-weekly basis of $6,666.75, less all withholding and other applicable taxes until the Severance amount is paid. The Company and Wiener agree that the Severance shall be in lieu of any other severance benefits offered under any plan or program, to which Wiener may have been entitled to during his employment by the Company or as a result of his resignation from the Company. The Severance does not include reimbursement for reasonable business expenses incurred up to and including January 25, 2002 which have not been paid by the Company.

         In addition, the Company will pay Wiener for three weeks vacation at his regular rate of pay, payable with his final paycheck.

         In the event Fresh America fails to make a Severance payment within ten
(10) days after receiving appropriate written demand by Wiener, Wiener would be released from the non-solicitation restrictions set forth in Article 2 of this Agreement.

                                   ARTICLE 7
                               WAIVER AND RELEASE
                               ------------------

         The Employment Agreement is hereby terminated and the parties shall immediately cease the performance of the mutual obligations contained therein and neither party shall have further obligation to the other hereunder, except for the obligations of Wiener set forth herein.

         The Severance set forth in Article 6 constitutes a full and complete satisfaction of any claims Wiener may have against the Company by reason of his former employment (or his separation therefrom) with the Company, or any of its affiliates or employee benefit plans excluding any 401(k) matching that may be owed. Wiener hereby releases, acquits, and forever discharges the Company, its successors, assigns, insurers, attorneys, representatives, officers, directors, agents, employees, subsidiaries and parent and affiliated corporations from any and all claims, potential claims, demands, suits, complaints, liabilities, obligations, promises, agreements, actions, causes of action, rights, damages, costs, losses, debts, charges, expenses or other liability, known or unknown, fixed or contingent, liquidated or unliquidated, and waives and releases any and all rights of any kind and description, known or unknown, that he has or may have had against the Company as of the date of this Agreement. This waiver and release includes, but is not limited to, all claims and causes of action under Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended; the Civil Rights Act of 1866; the Texas Commission on Human Rights Act; the Texas Payday Law; the Americans with Disabilities Act; the Older Workers Benefit Protection Act of 1990; the Employee Retirement Income Security Act of 1974, as amended; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act; the Fair Labor Standards Act; the Texas Labor Code, including Chapter 61 of the Texas Labor Code; all state and federal statutes and regulations; all oral or written contract rights, including all rights under common law such as breach of contract, tort or personal injury of any sort.

         This Agreement also precludes Wiener from recovering any relief as a result of any lawsuit, grievance or claims brought on his behalf and arising out of his employment or separation from employment provided that nothing in this Agreement and Release will affect his entitlement, if any, to workers' compensation or unemployment compensation. Additionally, nothing in this Agreement restricts Wiener in any way from communications with, filing a charge or complaint with, or full cooperation in the investigations of, any governmental agency on matters within their jurisdictions or with the Company or Company-sponsored programs. However, as stated above, this Agreement does prohibit Wiener from recovering any relief, including monetary relief, as a result of such communications, charges or complaints.

         Wiener acknowledges and agrees that his decision to accept the $53,334.00 severance in consideration of the above stated wavier and release has been made by him on a voluntary basis. No other promise, inducement, threat, agreement or understanding of any kind or description whatsoever has been made with or to him by any person or entity to cause him to sign this Agreement.

         It is also agreed that the Company denies any liability of any kind or type owing Wiener and this Agreement is not to be construed as an admission of liability for either party.

                                    ARTICLE 8
                                  MISCELLANEOUS
                                  -------------

8.1      Director and Officer Insurance
         ------------------------------

         Wiener shall continue to be entitled to protection under the Company's Directors and Officers Liability policy, as he would have been entitled during his employment with the Company, for all acts occurring prior to his resignation from employment and which were conducted within the course of his employment and consistent with Company policy, direction, and applicable laws. In the defense of such acts, the Company also agrees to pay reasonable attorney's fees provided it approves or selects Wiener's counsel. The Company agrees to indemnify, defend and hold harmless Wiener for acts of employment which were consistent with Company policy and direction and applicable laws, not covered by the applicable Directors and Officers Liability Policy.

8.2      Severability; Judicial Modification
         -----------------------------------

         If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of this Agreement and the other terms, provisions, covenants and restrictions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed this Agreement had the terms, provisions, covenants and restrictions which may be hereafter declared invalid, void, or unenforceable not initially been included herein.

8.3      Assignment
         ----------

         This Agreement is personal between Company and Wiener, and neither Company nor Wiener may sell, assign, transfer any rights or interests created under this Agreement or delegate any of their duties without the prior written consent of the other, which consent shall not be unreasonably withheld.

8.4      Further Assurances
         ------------------

         The parties agree to perform any further acts and to execute and deliver any further documents which may be necessary or appropriate to carry out the purposes of this Agreement.

8.5      Governing Law; Attorney's Fees and Costs
         ----------------------------------------

         This Agreement has been made, delivered and is to be performed in Tarrant County, Texas. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas, except for any laws which refer a dispute to another jurisdiction.

         In the event any issue arising out of this Agreement is litigated by the parties, the prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs.

8.6      Authority
         ---------

         Each party hereto hereby acknowledges and agrees that it has had the opportunity to consult with its own legal counsel in connection with the negotiation of this Agreement.

8.7      Notices
         -------

         All notices from one party to the other shall be deemed to have been duly delivered when hand delivered or sent by United States certified mail, return receipt requested, postage prepaid, as follows:

         If to Wiener:                              If to the Company:

         __________________________________         Fresh America
         __________________________________         1049 Avenue H East
         __________________________________         Arlington, TX 76011


8.8      Entirety of Agreement
         ---------------------

         This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces any and all prior negotiations, undertakings, understandings or agreements (whether written or oral).

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

         I have read this Agreement and I understand all of its terms. I enter into and sign this Agreement knowingly and voluntarily, with full knowledge of what it means.

                                  COMPANY:

                                  FRESH AMERICA CORP.


Date:  January 25, 2002           By:     /s/  Darren Miles
                                     --------------------------
                                     Darren Miles
                                  Title:   Chief Executive Officer and President

                                  WIENER:


Date:  January 25, 2002                  /s/    Gary Weiner
                                     ------------------------------------
                                     Gary Wiener